UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 13, 2021

AULT GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On August 13, 2021, Ault Global Holdings, Inc. (the “Company”) reconvened its previously adjourned 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and the stockholders voted on the following proposals:

Proposal One: The election of eight director nominees named by the Company to hold office until the next annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
Milton C. Ault, III	6,217,312	1,505,503	312,346	17,025,186
William B. Horne	6,192,147	1,501,915	341,099	17,025,186
Henry C. Nisser	6,191,829	1,489,274	354,058	17,025,186
Howard Ash	7,117,535	560,068	357,558	17,025,186
Glen Tellock	7,109,763	567,372	358,026	17,025,186
Jeffrey A. Bentz	6,063,459	1,608,755	362,947	17,025,186
Robert Smith	6,130,284	1,552,808	352,069	17,025,186
Mordechai Rosenberg	6,074,045	1,618,560	342,556	17,025,186

Proposal Two: The ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
23,648,904	938,788	472,655	0

Proposal Three: Pursuant to Rule 713 of the NYSE American, approval of the issuance of up to an aggregate of 3,850,220 shares of the Company’s common stock upon the exercise of warrants issued or issuable to Esousa Holdings, LLC and two individuals, in connection with certain term promissory notes in an aggregate amount of up to $5,300,000, in order to comply with the listing rules of the NYSE American.

For	Against	Abstain	Broker Non-Votes
6,311,027	1,439,835	284,299	17,025,186

Proposal Four: Approval of the Ault Global Holdings, Inc. 2021 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
5,211,424	2,503,158	320,579	17,025,186

Proposal Five:  Approval of the Ault Global Holdings, Inc. 2021 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
5,641,722	2,056,851	336,588	17,025,186

Proposal Six: Approval of the 2020 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American.

For	Against	Abstain	Broker Non-Votes
5,385,492	2,337,292	312,377	17,025,186

Proposal Seven: Approval of the 2021 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American.

For	Against	Abstain	Broker Non-Votes
5,279,180	2,379,031	376,950	17,025,186

ITEM 7.01	REGULATION FD DISCLOSURE

On August 13, 2021, the Company issued a press release announcing the results of the Meeting, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release issued on August 13, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT GLOBAL HOLDINGS, INC.

Dated: August 13, 2021	/s/ Henry Nisser
Henry Nisser President and General Counsel